SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 13, 2002

                              PATHMARK STORES, INC.
             (Exact name of Registrant as specified in its charter)

        Delaware                      1-5287                   22-2879612
(State or other jurisdiction       (Commission              (I.R.S. Employer
      of incorporation)            File Number)           Identification Number)

200 Milik Street, Carteret, New Jersey                            07008
(address of principal executive offices)                        (zip code)

Registrant's telephone number, including area code: (732) 499-3000


                             Exhibit Index on Page 3

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Item 9.   Regulation FD Disclosure.

         On September 13, 2002, each of the Principal Executive Officer, James
L. Donald, and Principal Financial Officer, Frank G. Vitrano, of the Registrant, submitted to the Securities and Exchange Commission sworn statements pursuant to Securities and Exchange Commission Order No. 4-460. Attached as Exhibits 99.1 and 99.2 are copies of each of these statements.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             PATHMARK STORES, INC.



Date: September 13, 2002                     By:   /s/ Marc A. Strassler
                                                ------------------------------
                                             Marc A. Strassler
                                             Senior Vice President

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                                  EXHIBIT INDEX



Exhibit No.               Description
-----------               -----------

99.1 Statement Under Oath of Principal Executive Officer dated September 12, 2002

99.2 Statement Under Oath of Principal Financial Officer dated September 12, 2002


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